Related party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions
Related party transactions

18.Related party transactions

In January 2023, Vocal Beats, a wholly owned subsidiary of the Group in the British Virgin Islands, entered into a share subscription agreement with Sky Voice Limited, a company registered in the British Virgin Islands and controlled by a family trust of Mr. Jinnan (Marco) Lai, Chairman of the Board of Directors and CEO. Under the terms of the agreement, pursuant to which Vocal Beats issued 31,481,481 ordinary shares to Sky Voice Limited at an aggregate subscription price of US$0.3 million. Upon completion of the transaction, Sky Voice Limited and LIZHI INC. hold 31.48% and 68.52% of Vocal Beats, respectively.

After the share subscription, the total issued shares of Vocal Beats were 100,000,000 at a par value of US$0.0001.